UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2009

Commission File Number: 000-53311

Jayhawk Energy, Inc.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	20-0990109 (I.R.S. Employer Identification No.)

6240 E. Seltice Way, Suite C, Post Falls, Idaho, 83854
(Address of principal executive offices) (Zip Code)

208-667-1328
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 7, 2009, JayHawk Energy, Inc. ("JayHawk") signed a letter agreement with DK True Energy Development Limited (“True Energy”).  The agreement allows True Energy to earn up to an 85% working interest in Jayhawk’s Coal Bed Methane (“CBM”) project in southeast Kansas by paying Jayhawk $500,000 and spending a minimum of $1,300,000 over a three year period.  The entire cost to develop the project over the next three years will be born by True Energy. JayHawk expects that formal documentation relating to the transaction will be completed by August 31st, 2009, with activity commencing in September, 2009.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1                    August 11, 2009, Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Jayhawk Energy, Inc.

Date: August 11, 2009	By:	/s/ Lindsay Gorrill
Name: Lindsay Gorrill Title: President and CEO

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